Exhibit 32.1

                              CAVIT SCIENCES, INC.
                              A Florida Corporation
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Cavit Sciences, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Colm J. King, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 12, 2007                /s/  Colm J. King
                                     ----------------------------------------
                                By:  Colm J. King
                                Its: President and Chief Executive Officer